STATEMENT OF ADDITIONAL INFORMATION

MEMBERS® Mutual Funds
550 Science Drive
Madison, Wisconsin 53711

Supplement dated May 7, 2012 to
Statement of Additional Information dated February 28, 2012

1.	The subsection “Trustees and Officers” of the section entitled “Management of the Trust” is revised as follows:

Effective April 23, 2012, Frank E. Burgess, the founder of Madison Investment Holdings, Inc., stepped down as President and a member of the Executive Committee of the firm.  The remaining members of the Executive Committee – Kay Frank, Chief Operating Officer; Jay Sekelsky, Chief Investment Officer; and Mike Schlageter, Chief Marketing Officer – will continue to be responsible for the management of the firm and together, are responsible for the duties of the office of the President and Chief Executive.  Mr. Burgess remains a principal shareholder of Madison Investment Holdings, Inc.

2.	The section entitled “Selective Disclosure of Portfolio Holdings” is revised to add the following after the current sixth paragraph:

Notwithstanding the above, if, in the discretion of the Trust’s CCO and the applicable portfolio manager(s) for any series of the Trust, more frequent and earlier public dissemination of portfolio holdings (to the Trust’s website) would not harm the Trust and would serve to further the interest of its shareholders (by, for example, encouraging additional investments in the applicable series of the Trust), then such holdings may be made public as early as seven days after each month end.